Exhibit 10.59

PROMISSORY NOTE

$530,000.00	Seattle, Washington
January 30, 2002

                FOR VALUE RECEIVED, the undersigned promise to pay to Centrum Financial Services, Inc., a Washington corporation, or order, at P.O. Box 2243, Seattle, Washington 98111-2243, or at such other address as the holder hereof may hereafter direct in writing, the sum of FIVE HUNDRED THIRTY THOUSAND and no/100 DOLLARS ($530,000.00), in lawful money of the United States, with interest thereon from the date hereof, at the rate hereinafter provided, payable as follows:

An amount equal to all then unpaid accrued interest on or before the 1st day of March, 2002, and a sum equal to all then unpaid accrued interest on or before the same day of each succeeding calendar month thereafter until such time as this note is paid in full, which payments are subject to adjustment as hereinafter provided.  The undersigned further agree to pay interest from the date hereof, on the principal balance, and the diminishing amounts thereof, at a rate equal to 6.00% per annum above the prime lending rate established by Bank of America for commercial loans in the Seattle area, which rate is presently set at 4.75% per annum, or 15.00% per annum, whichever is higher.  The interest rate herein shall be adjusted on the date hereof, and daily thereafter, to an amount equal to 6.00% per annum above the prime lending rate, or 15.00% per annum, whichever is higher.  Interest shall be deducted from each monthly installment and the balance, if any, shall be applied in reduction of principal.  The monthly payments shall be adjusted, on the date the interest rate is adjusted as provided above, to a sum equal to the amount of interest which accrues monthly pursuant to this note.  In any event, the undersigned agrees to pay this note in full on or before February 1, 2003.

                If Bank of America ceases to establish a prime lending rate, or such rate is otherwise unavailable, the holder hereof may choose a reasonably comparable substitute in its sole discretion.

                If any monthly installment or other payment under this note is not received by the holder hereof within 5 calendar days after the installment or payment is due, the undersigned agrees to pay the holder hereof a late charge of 5.00% of such delinquent installment and/or payment.

                The undersigned may prepay this note in whole, or in part, at any time without penalty.

                The undersigned hereby represents and warrants to the holder hereof as follows:

(1)                                  That Brookhaven Homes Limited Partnership is a limited partnership duly organized and existing pursuant to the laws of the State of Nevada, has paid all fees last due said State, and is in good standing therewith; that Entity Planners International, Inc., a Nevada corporation is the sole general partner of Brookhaven Homes Limited Partnership, and that the party signing for Brookhaven Homes Limited Partnership and Entity Planners International, Inc. has good and sufficient authority to bind such entity to the terms and conditions of this note as well as any other documents executed in connection with the loan that is the subject hereof;

AND that Seattle Tacoma Executive Properties Limited Partnership is a limited partnership duly organized and existing pursuant to the laws of the State of Nevada, has paid all fees last due said State, and is in good standing therewith; that Entity Planners International, Inc., a Nevada corporation is the sole general partner of Seattle Tacoma Executive Properties Limited Partnership, and that the party signing for Seattle Tacoma Executive Properties and Entity Planners International, Inc. has good and sufficient authority to bind such entity to the terms and conditions of this note as well as any other documents executed in connection with the loan that is the subject hereof;

AND That Stock Market Institute of Learning, Inc., is a corporation duly organized and existing pursuant to the laws of the State of Nevada, has paid all fees last due said State, and is good standing therewith; that the party signing for Stock Market Institute of Learning, Inc has good and sufficient authority to bind such entity to the terms and conditions of this note as well as any other documents executed in connection with the loan that is the subject hereof.

(2)                                  That the proceeds of this note will be used exclusively for commercial and business purposes only;

(3)                                  That this transaction has been negotiated and consummated in the State of Washington;

(4)                                  That all documents executed and delivered in connection with this transaction have been executed and delivered in the State of Washington;

(5)                                  That the laws of the State of Washington shall govern the validity and construction of this note; and

(6)                                  That the undersigned have received an opinion of independent counsel that the loan represented by this note is not usurious under the laws of the State of Washington.

                The whole sum of both principal and interest of this note shall be due and payable in full without further notice, at the option of the holder hereof in the event that any of the security for this note, or any part thereof, or any interest therein, is directly or indirectly, voluntarily or involuntarily, sold, transferred, exchanged, or pledged in any way and any of such events shall be a default under the terms and conditions of this note.

                In the event of a default in the payment of this note, or in the event of any other default under the terms and conditions of this note as described herein, the whole sum of both principal and interest shall become due and payable at once without further notice at the option of the holder hereof, and after any such default, this note shall bear interest at the rate which is 20.00% per annum higher than the interest rate otherwise charged in connection with this Note, or 36.00% per annum, whichever is higher.  If by reason of any default it becomes necessary for the holder of this note to employ an attorney, or if an action is instituted, the undersigned promises to pay the costs of collection, including reasonable attorney's fees, and agrees, at the option of the holder hereof, that the venue of any such action shall be laid in King County, Washington.  Failure of the holder hereof to accelerate payment of this note shall not constitute a waiver of the exercise of this right if default is not cured or if the undersigned again defaults.

                Each and every part to this note, and all persons now or hereafter liable for the payment or performance of any of the conditions hereof, shall be bound jointly and severally, and hereby waive presentment, demand, protest and notice of nonpayment of this note, and consent that that holder hereof may extend the time of payment or otherwise modify the terms of payment of any part or whole of the debt evidenced by this note at the request of any party liable herein, and agree that such consent shall in no way alter or diminish any liability of any party hereon.

                This note is secured by a Deed of Trust of even date on property in King County, Washington.

BROOKHAVEN HOMES LIMITED PARTNERSHIP
by:	Entity Planners International, Inc., its
General Partner

	by:	/s/ Cynthia C. Britten CFO
Cynthia C. Britten
Chief Financial Officer

SEATTLE TACOMA EXECUTIVE PROPERTIES LIMITED PARTNERSHIP
by:	Entity Planners International, Inc., its
General Partner

	by:	/s/ Cynthia C. Britten CFO
Cynthia C. Britten
Chief Financial Officer

STOCK MARKET INSTITUTE OF LEARNING, INC.

by:	/s/ Cynthia C. Britten CFO
Cynthia C. Britten
Chief Financial Officer